EXHIBIT 10.1

AMENDMENT NO. 2 TO

REGISTRATION RIGHTS AGREEMENT,

AMENDMENT NO. 2 TO

DEBENTURE AND WARRANT PURCHASE AGREEMENT

and

AMENDMENT NO. 1 TO

SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO THE REGISTRATION RIGHTS AGREEMENT, AMENDMENT NO. 2 TO THE DEBENTURE AND WARRANT PURCHASE AGREEMENT AND AMENDMENT NO. 1 THE SECURITY AGREEMENT (the “Amendment”) is made effective as of the 11th day of March, 2009, by and between Microfluidics International Corporation, a Delaware corporation (the “Company”), and Global Strategic Partners, LLC , a Delaware limited liability company (the “Investor”).

RECITALS

WHEREAS, the Company and Investor entered into a Debenture and Warrant Purchase Agreement dated as of November 14, 2008 (the “Purchase Agreement”) whereby the Investor purchased a convertible debenture and a warrant to purchase common stock of the Company; and

WHEREAS, in connection with the execution of the Purchase Agreement the Company and the Investor entered into a Registration Rights Agreement and a Security Agreement, each dated as of November 14, 2008 (respectively, the “Registration Rights Agreement” and the “Security Agreement”)

WHEREAS, the Company and the Investor would like to amend the Registration Rights Agreement, the Purchase Agreement and the Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Investor and the Company hereby agree that the Registration Rights Agreement, the Purchase Agreement and the Security Agreement shall be amended as set forth herein, and the parties hereto further agree as follows:

1.             Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement.

2.             Amendments.

2.1           Amendments to the Registration Rights Agreement.

(a)       Section 1(a)(i) of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

“1.           REGISTRATION STATEMENTS.

(a)           Demand Registration.

(i)            Upon the written request of the Investor, the Company shall prepare and file with the Commission under the Securities Act a Registration Statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act and as consented to by the Investor) for the sale of any or all of the Registrable Securities by the Investor on a delayed or continuous basis under Rule 415 of the Securities Act. The Company shall use its best efforts to file such Registration Statement as soon as practicable after receipt of the Investor’s written request (but in any event within thirty (30) days of the initial request) and to cause such Registration Statement to be declared effective at the earliest practicable date.  The Company shall at its own expense, subject to Section 1(a)(iv), ensure the availability of a Prospectus meeting the requirements of Section 10(a) of the Securities Act and shall take any and all other actions necessary in order to ensure the ability of the holders of all of the Registrable Securities to effect a resale of their Registrable Securities, for such period as the Company is obligated to maintain the effectiveness of a Registration Statement pursuant to Section 1(a)(ii).”

(b)       Section 2(a) of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

“(a)         prepare and file with the Commission a Registration Statement relating to the registration on Form S-3 under the Securities Act (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act and as consented to by the Investor), which form shall be available for the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the selling holders to consummate the disposition of such Registrable Securities;”

2.2           Amendment to the Purchase Agreement.  Section 6.5 of the Purchase Agreement is hereby deleted and of no further effect.

2.3           Amendment to the Security Agreement.  Section 3(c) of the Security Agreement is hereby deleted and of no further effect.

3.             Terms of the Agreements.  Except as expressly modified hereby, all terms, conditions and provisions of each of the Registration Rights Agreement, the Purchase Agreement and the Security Agreement shall continue in full force and effect.

4.             Conflicting Terms.  In the event of any inconsistency or conflict between the Registration Rights Agreement, the Security Agreement or the Purchase Agreement, on the one hand, and this Amendment, on the other hand, the terms, conditions and provisions of this Amendment shall govern and control.

5.             Entire Agreement.  This Amendment and each of the Registration Rights Agreement, the Purchase Agreement and the Security Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof and thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

Microfluidics International Corporation

By:	/s/ Michael C. Ferrara
Name:	Michael C. Ferrara
Title:	Chief Executive Officer

INVESTOR:

Global Strategic Partners, LLC

By:	/s/ Bruce Wendel
Name:	Bruce Wendel
Title:	Authorized Person